UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2019

ATHENE HOLDING LTD.
(Exact name of registrant as specified in its charter)

	Bermuda		001-37963	98-0630022
	(State or other jurisdiction of		(Commission	(I.R.S. Employer
	incorporation or organization)		file number)	Identification Number)

96 Pitts Bay Road
Pembroke, HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 279-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol	Name of each exchange on which registered
	Class A common shares	ATH	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement
Following shareholder approval of an amendment to the bye-laws of Athene Holding Ltd. (the "Company"), as discussed under proposal 9 of Item 5.07 below, on June 10, 2019, the Company entered into that certain Seventh Amended and Restated Fee Agreement (the "Fee Agreement"), effective January 1, 2019, between it and Athene Asset Management LLC ("AAM"). The terms of the Fee Agreement are described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 22, 2019 (the "Proxy Statement").

AAM is a subsidiary of Apollo Global Management, LLC ("Apollo"). Apollo, together with its affiliates and certain funds for which Apollo or its subsidiaries is the managing member or general partner, collectively hold 45% of the aggregate voting power of the Company's equity securities, subject to certain adjustments, and Apollo employees serve on the Company's board of directors.

The foregoing description of the Fee Agreement is not complete and is qualified in its entirety by reference to the Seventh Amended and Restated Fee Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual general meeting (the "AGM") of the holders of Class A and Class B common shares (collectively, the "Shareholders") held on June 4, 2019, the Shareholders approved the Company’s 2019 Share Incentive Plan (the “2019 Plan”). The Company’s board of directors approved the adoption of the 2019 Plan on February 12, 2019, subject to Shareholder approval. The purposes of the 2019 Plan are to further the growth and success of the Company and its subsidiaries and to provide a means of rewarding outstanding performance by eligible individuals.

The 2019 Plan, which became effective upon Shareholder approval at the AGM, provides for the grant of nonqualified share options, incentive stock options, rights to purchase shares, restricted shares, restricted share units, performance awards and other awards or any combination thereof to eligible participants. Subject to the adjustment provisions included in the 2019 Plan, the maximum number of Class A common shares reserved for issuance under the 2019 Plan is 4,250,000 (reduced by the number of shares granted under the Athene Holding Ltd. 2016 Share Incentive Plan between February 12, 2019 and the date the Shareholders approved the 2019 Plan). The 2019 Plan will be administered by the compensation committee of the board of directors.

The foregoing description of the 2019 Plan is not complete and is qualified in its entirety by reference to the 2019 Share Incentive Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 4, 2019, amendments to the bye-laws of the Company became effective after such bye-law amendments were approved at the AGM of Shareholders of the Company. The bye-law amendments are described in the Proxy Statement.

The foregoing description of the bye-law amendments is not complete and is qualified in its entirety by reference to the Twelfth Amended and Restated Bye-Laws of the Company, which are filed as Exhibit 3.1 hereto in redline form showing the amendments referred to above, and as Exhibit 3.2 hereto in unmarked form, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The AGM of the Shareholders of the Company was held on June 4, 2019. The following proposals were submitted to the Shareholders at the AGM:

1.	The election of directors of the Company for varying terms based upon the class to which the director is a member

2.	The authorization of the election of directors of Athene Life Re Ltd. ("ALRe") at the 2019 annual general meeting of ALRe

3.	The authorization of the election of directors of Athene Bermuda Employee Company Ltd. ("ABEC") at the 2019 annual general meeting of ABEC

4.	The authorization of the election of directors of Athene IP Holding Ltd. ("AIPH") at the 2019 annual general meeting of AIPH

5.	The authorization of the election of directors of Athene IP Development Ltd. ("AIPD") at the 2019 annual general meeting of AIPD

6.	The appointment of the Company's independent auditor PricewaterhouseCoopers LLP ("PwC")

7.	The referral of the remuneration of PwC to the audit committee of the board of directors

8.	The non-binding advisory vote to approve the compensation paid to the Company’s named executive officers

9.	The approval of the Twelfth Amended and Restated Bye-laws of the Company

10.	The approval of the Company’s 2019 Share Incentive Plan

For more information about the foregoing proposals, see the Proxy Statement.

The Company's Class B common shares currently represent, in aggregate, 45% of the total voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. The Company's Class A common shares currently account for the remaining 55% of the aggregate voting power of the Company's equity securities, subject to certain adjustments that are described in the

Company's bye-laws. Holders of Class A common shares and holders of Class B common shares voted together as a single class on all matters (including the election of directors) submitted to a vote of shareholders at the AGM.

Shareholders voted as follows on the matters presented for a vote. As contemplated by the Proxy Statement, votes shown below have been adjusted in accordance with the restrictions and other adjustments to the voting power of the Class A common shares and Class B common shares in the Company's bye-laws, provided that the number of broker non-votes is expressed in unadjusted share amounts, meaning that one broker non-vote represents one share outstanding.

1.	The nominees for election to the board of directors of the Company were elected, for the terms specified, based upon the following votes:

Nominee	Term	For	Against	Abstain	Broker Non-Votes
James Belardi	2022 AGM	117,275,446.79	6,455,152.29	19,622.05	11,266,961.00
Matthew Michelini	2022 AGM	114,920,955.07	8,723,823.23	105,442.83	11,266,961.00
Brian Leach	2022 AGM	117,470,257.50	6,244,273.16	35,690.47	11,266,961.00
Gernot Lohr	2022 AGM	115,083,235.84	8,631,294.82	35,690.47	11,266,961.00
Marc Rowan	2022 AGM	115,082,092.43	8,648,421.75	19,706.94	11,266,961.00
Scott Kleinman	2020 AGM	120,217,897.49	3,512,636.29	19,687.35	11,266,961.00
Mitra Hormozi	2021 AGM	123,176,191.98	556,615.55	17,413.60	11,266,961.00

2.
The nominees for election to the board of directors of ALRe were authorized for election at the 2019 annual general meeting of ALRe, each for a one year term, or such other period of time as permitted by ALRe's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
James Belardi	122,631,831.97	1,098,584.92	19,804.24	11,266,961.00
Robert Borden	123,324,869.41	405,482.18	19,869.54	11,266,961.00
Frank Gillis	123,305,007.70	425,520.20	19,693.23	11,266,961.00
Gernot Lohr	115,082,027.13	8,648,421.75	19,772.24	11,266,961.00
Hope Taitz	122,693,007.14	1,037,442.40	19,771.59	11,266,961.00
William Wheeler	123,236,336.72	494,178.12	19,706.29	11,266,961.00

3.
The nominees for election to the board of directors of ABEC were authorized for election at the 2019 annual general meeting of ABEC, each for a one year term, or such other period of time as permitted by ABEC's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Natasha Courcy	123,306,123.68	424,404.22	19,693.23	11,266,961.00
Frank Gillis	123,305,007.70	425,520.20	19,693.23	11,266,961.00
William Wheeler	123,236,415.73	494,099.11	19,706.29	11,266,961.00

4.
The nominees for election to the board of directors of AIPH were authorized for election at the 2019 annual general meeting of AIPH, each for a one year term, or such other period of time as permitted by AIPH's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Natasha Courcy	123,306,123.68	424,404.22	19,693.23	11,266,961.00
Frank Gillis	123,304,988.77	425,539.13	19,693.23	11,266,961.00
William Wheeler	123,236,317.78	494,197.06	19,706.29	11,266,961.00

5.
The nominees for election to the board of directors of AIPD were authorized for election at the 2019 annual general meeting of AIPD, each for a one year term, or such other period of time as permitted by AIPD's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Natasha Courcy	123,306,123.68	424,404.22	19,693.23	11,266,961.00
William Wheeler	123,236,333.45	494,181.39	19,706.29	11,266,961.00

6.
The proposal to ratify the appointment of PwC, an independent registered public accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2020, was approved based on the following votes:

Votes for approval: 123,715,682.55
Votes against: 222.02
Abstentions: 34,136.56
Broker non-votes: 11,266,961.00

7.	The proposal to refer the remuneration of PwC to the audit committee of the board of directors of the Company was approved based on the following votes:

Votes for approval: 123,695,306.28
Votes against: 35,995.42
Abstentions: 18,919.42
Broker non-votes: 11,266,961.00

8.	The proposal requesting a non-binding advisory vote on the compensation of the Company's named executive officers received the following votes:

Votes for approval: 118,991,727.75
Votes against: 4,694,827.00
Abstentions: 63,666.38
Broker non-votes: 11,266,961.00

9.	The proposal to approve the Twelfth Amended and Restated Bye-laws was approved based on the following votes:

Votes for approval: 123,621,541.23
Votes against: 105,562.33
Abstentions: 23,117.57
Broker non-votes: 11,266,961.00

10.	The proposal to approve the Company’s 2019 Share Incentive Plan was approved based on the following votes:

Votes for approval: 122,270,497.94
Votes against: 1,474,696.38
Abstentions: 5,026.81
Broker non-votes: 11,266,961.00

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

3.1	Twelfth Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 4, 2019, redlined for amendments effective June 4, 2019

3.2	Twelfth Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 4, 2019

10.1	Seventh Amended and Restated Fee Agreement, dated June 10, 2019, between Athene Holding Ltd. and AAM

10.2	Athene Holding Ltd. 2019 Share Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: June 10, 2019	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel